UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 31, 2006

ENSOURCE ENERGY INCOME FUND LP
(Exact name of registrant as specified in its charter)

Delaware	01-32683	20-2668934
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

7500 San Felipe, Suite No. 440
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(713) 659-1794
(888) 844-1784
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 31, 2006, Ensource Energy Income Fund LP issued a press release announcing it has commenced its revised offer to acquire control of, and ultimately all of the interests in, Eastern American Natural Gas Trust. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
c)	Exhibits

Exhibit Number	Description
99.1	Press release, dated July 31, 2006 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSOURCE ENERGY INCOME FUND LP

By: Ensource Energy Partners, LP
its general partner

By: Ensource Energy LLC,
its general partner

Date: July 31, 2006	By:	/s/ Scott W. Smith

	Name:	Scott W. Smith
	Title:	President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated July 31, 2006.